UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) March 5, 2003

                                 CIT GROUP INC.
             (Exact name of registrant as specified in its charter)

       Delaware                   001-31369                 65-1051192
   (State or other               (Commission              (IRS Employer
    jurisdiction                of File Number)         Identification No.)
                                incorporation)

                                   1 CIT Drive
                          Livingston, New Jersey 07039
              (Address of registrant's principal executive office)

        Registrant's telephone number, including area code (973) 740-5000

Item 7. Financial Statements and Exhibits.

      (c) Exhibits.

99.1 Slides from presentation by management to investors at CIT's Investor Day conference on March 5, 2003.

Item 9. Regulation FD Disclosure.

This Current Report on Form 8-K includes as an exhibit the slides from a presentation that will be given by management at CIT's Investor Day conference on March 5, 2003. A live webcast of the presentation, in addition to the accompanying slides, will be available at http://ir.cit.com/medialist.cfm on March 5, 2003 at 8:30 a.m. Eastern Standard Time. A replay of the live webcast will be available beginning Thursday March 6, 2003 at 9:00 a.m. EST for 14 days at the same web address. The slides from the presentation are attached as
Exhibit 99.1. Those slides are furnished pursuant to Item 9 and the information contained in Exhibit 99.1 shall not be deemed "filed" for the purposes of
Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities under that Section. Furthermore, the information in Exhibit 99.1 shall not be deemed incorporated by reference into CIT's filings under the Securities Act of 1933.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             CIT GROUP INC.
                                             (Registrant)

                                             By: /s/ Joseph M. Leone
                                             -----------------------------------

                                                 Joseph M. Leone
                                                 Executive Vice President and
                                                 Chief Financial Officer
                                                 (Principal Accounting and
                                                 Financial Officer)

Dated: March 5, 2003


                                      -3-